Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of February 2018, in answer to question 81(b) on Form N-SAR, is 150.
				February 2018

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Fund	51,043,049
Advantage Funds, Inc.	Dreyfus Global Multi-Asset Income Fund	25,208,920
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	1,533,985,096
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	1,063,912,468
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	1,142,002,265
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,911,420,171
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	208,429,738
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	347,466,519
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	121,467,230
Advantage Funds, Inc.	Dynamic Total Return Fund	1,461,074,175
Advantage Funds, Inc. Total			7,866,009,631	2,500,000
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	288,899,263
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Insight Broad Opportunities Fund	30,670,986
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Insight Core Plus Fund	45,690,592
BNY Mellon Absolute Insight Funds, Inc. Total			365,260,841	750,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	486,895,983
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,027,436,859
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	807,504,278
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	1,090,616,565
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	538,497,020
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	823,404,729
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	1,235,240,296
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	848,095,409
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	78,951,502
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	391,514,547
BNY Mellon Funds Trust	BNY Mellon International Fund	1,184,477,831
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	66,987,638
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	301,827,460
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fun	297,619,075
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	3,161,056,311
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,243,669,189
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,221,229,625
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	670,862,698
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	920,792,010
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	163,925,461
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	199,914,380
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	177,211,764
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	579,005,427
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	341,445,634
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	341,792,575
BNY Mellon Funds Trust Total			19,199,974,266	2,500,000
CitizensSelect Funds	Dreyfus Institutional Preferred Treasury Securities Money Mar	117,673,498
CitizensSelect Funds	Dreyfus Prime Money Market Fund	129,969,939
CitizensSelect Funds Total			247,643,437	600,000
Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.		218,794,261	218,794,261	600,000
Dreyfus AMT-Free Municipal Cash Management Plus		226,766,317	226,766,317	600,000
Dreyfus AMT-Free New York Municipal Cash Management		161,168,253	161,168,253	600,000
Dreyfus Appreciation Fund, Inc.		1,975,507,557	1,975,507,557	1,500,000
Dreyfus BASIC Money Market Fund, Inc.		127,353,914	127,353,914	525,000
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	465,746,732
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Global Emerging Markets Fund	355,173,257
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Select Managers Long/Short Fund	512,976,394
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	478,746,279
Dreyfus BNY Mellon Funds, Inc. Total			1,812,642,661	1,500,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,300,035,594	1,300,035,594	1,250,000
Dreyfus Cash Management		7,024,977,987	7,024,977,987	2,500,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	64,847,408,006
Dreyfus Government Cash Management Funds	Dreyfus Government Securities Cash Management	4,725,059,194
Dreyfus Government Cash Management Funds Total			69,572,467,199	2,500,000
Dreyfus Growth and Income Fund, Inc.		921,592,397	921,592,397	1,000,000
Dreyfus High Yield Strategies Fund		372,674,076	372,674,076	750,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	601,908,633
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,667,398,730
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	2,257,524,718
Dreyfus Index Funds, Inc. Total			5,526,832,080	2,500,000
Dreyfus Institutional Liquidity Funds	Dreyfus Treasury and Agency Liquidity Money Market Fund	12,722,964,707	12,722,964,707	2,500,000
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Government Plus Money Mark	1,365,196,131
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	3,650,333,143
Dreyfus Institutional Preferred Money Market Funds Total			5,015,529,275	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	6,498,369,862
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury and Agency Cash Advantage	625,202,596
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Securities Cash Advantage Fun	964,910,271
Dreyfus Institutional Reserves Funds Total			8,088,482,730	2,500,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		667,624,539	667,624,539	900,000
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	144,604,046
Dreyfus International Funds, Inc. Total			144,604,046	525,000
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	254,188,162
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	1,234,703,989
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	3,362,050,058
Dreyfus Investment Funds	Dreyfus Tax Sensitive Total Return Bond Fund	301,751,515

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of February 2018, in answer to question 81(b) on Form N-SAR, is 150.
				February 2018

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	5,621,996
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	238,501,154
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	1,447,228,613
Dreyfus Investment Funds Total			6,844,045,487	2,500,000
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	120,615,033
Dreyfus Investment Grade Funds, Inc.	Dreyfus Intermediate Term Income Fund	592,430,381
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	154,428,236
Dreyfus Investment Grade Funds, Inc. Total			867,473,650	1,000,000
Dreyfus Investment Portfolios	Core Value Portfolio	20,158,966
Dreyfus Investment Portfolios	MidCap Stock Portfolio	166,250,720
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	548,812,927
Dreyfus Investment Portfolios	Technology Growth Portfolio	577,947,150
Dreyfus Investment Portfolios Total			1,313,169,764	1,250,000
Dreyfus Liquid Assets, Inc.		580,510,027	580,510,027	900,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	321,739,553	321,739,553	750,000
Dreyfus Midcap Index Fund, Inc.		3,597,732,864	3,597,732,864	2,300,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		332,955,835	332,955,835	750,000
Dreyfus Municipal Bond Opportunity Fund		359,690,227	359,690,227	750,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	1,006,542,358
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	186,176,637
Dreyfus Municipal Funds, Inc. Total			1,192,718,995	1,250,000
Dreyfus Municipal Income, Inc.		238,771,701	238,771,701	600,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		451,738,478	451,738,478	750,000
General New Jersey Municipal Money Market Fund		103,987,544	103,987,544	525,000
Dreyfus New York AMT-Free Municipal Bond Fund		376,221,235	376,221,235	750,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,086,992,256	1,086,992,256	1,250,000
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	388,832,173
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Emerging Markets Equity Fund	21,410,612
Dreyfus Opportunity Funds Total			410,242,785	750,000
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	Dreyfus California AMT-Free Municipal Bond Fund	929,610,024	929,610,024	1,000,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus U.S. Mortgage Fund	371,833,478	371,833,478	750,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	916,646,364
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Infrastructure Fund	26,216,413
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	668,583,308
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	624,841,829
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	62,908,858
Dreyfus Premier Investment Funds, Inc. Total			2,299,196,773	1,700,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund	Dreyfus Short-Intermediate Municipal Bond Fund	386,583,784	386,583,784	750,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	644,463,412	644,463,412	900,000
Dreyfus Research Growth Fund, Inc.		1,785,430,759	1,785,430,759	1,500,000
Dreyfus Ultra Short Income Fund		90,089,227	90,089,227	450,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	226,598,817
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	146,503,601
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	133,341,526
Dreyfus State Municipal Bond Funds Total			506,443,944	900,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	744,025,974
Dreyfus Stock Funds	Dreyfus International Small Cap Fund	958,795,523
Dreyfus Stock Funds Total			1,702,821,498	1,500,000
Dreyfus Stock Index Fund, Inc.		2,571,658,338	2,571,658,338	1,900,000
Dreyfus Strategic Municipal Bond Fund, Inc.		497,540,840	497,540,840	750,000
Dreyfus Strategic Municipals, Inc.		665,755,360	665,755,360	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus AMT-Free Tax Exempt Cash Management	609,193,325
Dreyfus Tax Exempt Cash Management Funds Total			609,193,325	900,000
Dreyfus Treasury & Agency Cash Management		20,347,770,392	20,347,770,392	2,500,000
Dreyfus Treasury Securities Cash Management		35,643,885,872	35,643,885,872	2,500,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	409,494,128
Dreyfus Variable Investment Fund	Government Money Market Portfolio	190,800,694
Dreyfus Variable Investment Fund	Growth and Income Portfolio	88,146,734
Dreyfus Variable Investment Fund	International Equity Portfolio	36,327,025
Dreyfus Variable Investment Fund	International Value Portfolio	57,974,056
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	206,146,656
Dreyfus Variable Investment Fund	Quality Bond Portfolio	41,770,903
Dreyfus Variable Investment Fund Total			1,030,660,197	1,250,000
General California Municipal Money Market Fund		97,349,312	97,349,312	450,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	1,833,942,297
General Government Securities Money Market Funds, Inc.	General Treasury Securities Money Market Fund	2,604,825,599
General Government Securities Money Market Funds, Inc. Total			4,438,767,896	2,500,000
General Money Market Fund, Inc.		8,595,961,825	8,595,961,825	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	685,632,449
General Municipal Money Market Funds, Inc. Total			685,632,449	900,000
General New York AMT-Free Municipal Money Market Fund		145,506,414
General New York Municipal Money Market Fund Total			145,506,414	525,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	640,780,113
Strategic Funds, Inc.	Global Stock Fund	1,251,004,755
Strategic Funds, Inc.	International Stock Fund	4,144,403,788
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	754,954,919
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	909,681,775
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	534,941,018
Strategic Funds, Inc. Total			8,235,766,368	2,500,000
The Dreyfus Fund Incorporated		1,247,551,944	1,247,551,944	1,250,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2437

The number of “other investment companies” covered by the bonds as of February 2018, in answer to question 81(b) on Form N-SAR, is 150.
				February 2018

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	379,346,653
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	441,761,069
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	1,223,795,761
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	1,030,270,774
The Dreyfus/Laurel Funds Trust Total			3,075,174,257	2,100,000
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	1,312,348,436
The Dreyfus/Laurel Funds, Inc.	Dreyfus Core Equity Fund	172,292,952
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	617,462,831
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	1,179,848,197
The Dreyfus/Laurel Funds, Inc.	Dreyfus Institutional S&P 500 Stock Index Fund	2,682,881,699
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Fixed Income Fund	96,238,067
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	179,200,301
The Dreyfus/Laurel Funds, Inc.	General Treasury and Agency Money Market Fund	270,277,442
The Dreyfus/Laurel Funds, Inc. Total			6,510,549,925	2,500,000
The Dreyfus Sustainable U.S. Equity Fund, Inc.		309,365,841	309,365,841	750,000
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.		234,265,221	234,265,221	600,000

Total Gross Assets for the Complex		265,295,724,845	265,295,724,845	83,900,000.00

AVAILABLE FIDELITY BOND COVERAGE				$100,000,000

Amount between Minimum and Available				$16,100,000

Fund of funds (Affiliated funds)
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	906,177,536
Total Fund of funds		906,177,536.16

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	298,278,039
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	33,388,764
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	101,577,541
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	104,689,454
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	460,195,771
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	106,261,905
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	303,003,444
		1,407,394,917.24

Total Gross Assets for the Complex excluding fund of funds and partial fund of funds (MV)		262,982,152,391.71

Count of Portfolios		150